Exhibit 99.1

Inpixon Announces Planned Spin-off and Merger of SAVES UK Business with Damon Motors Inc., Makers of the Award Winning HyperSport Electric Motorcycle, and Plans for Nasdaq Listing of Combined Company

Transaction in Addition to XTI Aircraft Merger Provides Opportunity to Maximize Shareholder Value for Inpixon Shareholders

Damon Reports Approximately $85 Million in Pre-Production Consumer Reservations for its Motorcycles

PALO ALTO, Calif., Oct. 23, 2023 /PRNewswire/ -- Inpixon® (NASDAQ:INPX) today announced that it has signed a definitive agreement under which its wholly owned subsidiary, Inpixon Ltd., a division of Inpixon’s statistical analytics and visualization for engineering and sciences (SAVES) business based in the United Kingdom (“Inpixon UK”), will be acquired by private Canadian company, Damon Motors Inc. (“Damon”), a British Columbia company, and the maker of the acclaimed HyperSport electric motorcycle (the “Business Combination”). The Damon HyperSport is expected to be one of the safest, smartest, and most powerful motorcycles available in the market. Damon concurrently announced that it has obtained approximately $85 million in pre-production consumer reservations for its motorcycles. The enterprise value of Damon was ascertained by Inpixon’s independent financial advisory firm to be within the range of $224 million and $284 million.

Damon’s Award Winning HyperSport Electric Motorcycle

This transaction is in addition to and independent of the pending merger transaction between Inpixon and XTI Aircraft, Inc. (the “XTI Transaction”), which remains on track for an anticipated closing this quarter. Inpixon has established October 24, 2023, as the record date for stockholders entitled to vote for the XTI Transaction at the special meeting, in lieu of the 2023 annual meeting of shareholders of Inpixon.

Inpixon plans to contribute all the outstanding capital stock of Inpixon UK to Inpixon’s newly formed British Columbia subsidiary, Grafiti Holding Inc. (“Grafiti”), followed by a spinoff (“Spin-off”) of all the outstanding capital stock of Grafiti (“Grafiti Shares”) owned by Inpixon to the holders of Inpixon’s outstanding capital stock, and certain other securities as of a record date to be determined (“Inpixon Securityholders”).

Following the merger between Grafiti and Damon, holders of Grafiti Shares, including Inpixon Securityholders and management holding Grafiti Shares immediately prior to the closing of the Business Combination, are anticipated to retain approximately 18.75% of the outstanding capital stock of the combined company determined on a fully diluted basis, which includes up to 5% in equity incentives, which may be issued to Inpixon management. Inpixon will also purchase a convertible promissory note from Damon in the principal amount of $3 million and warrants to purchase common shares of Damon (“Damon Note and Warrants”) for an aggregate purchase price of $3 million.

Upon the closing of the Business Combination, the Damon Note and Warrants will be exchanged for common shares of the combined company and warrants to purchase common shares of the combined company in accordance with the terms of the definitive agreements. No securities of Inpixon will be issued in connection with the Business Combination.

Following the completion of the Business Combination, Inpixon UK and Damon will be wholly owned subsidiaries of Grafiti, Grafiti will adopt a new name to be determined by Damon, and the combined company will be listed on the Nasdaq Stock Market, subject to Nasdaq approval of an initial listing application. The transaction has been approved unanimously by the Boards of Directors of both Inpixon and Damon subject to necessary approvals and the satisfaction of customary closing conditions.

Inpixon will retain its Industrial Internet of Things (IIOT) business line and continue to work towards the completion of the XTI Transaction. Inpixon believes that pursuing these opportunities will offer multiple opportunities for its shareholders to maximize the value of their investment in Inpixon.

Founded in 2017, Damon is committed to unleashing the full potential of motorcycling for the world. Its products incorporate cutting-edge technology designed to solve unaddressed safety problems in motorcycling. With an impressive 200 hp / 200 mph / 200 miles of range, Damon motorcycles are at the forefront of electric two-wheelers, holding the potential to displace combustion motorcycles, and poised to lead the industry into a safer, more sustainable future.

“You can’t be the future of anything if you’re not better than the past,” said Jay Giraud, founder and CEO of Damon. “It is necessary for us to target performance metrics as good as or better than anything achieved before, otherwise we won’t see masses of people giving up their gas motorbikes for electric ones — people want to trade up in life.”

“We’re thrilled to partner with Damon on their journey and to provide our shareholders an additional opportunity to maximize shareholder value,” said Nadir Ali, CEO of Inpixon. “Damon has achieved some remarkable innovations and generated an impressive level of demand and enthusiasm. We’re excited for Damon and its growing community of future Damon riders.”

The Spin-off is subject to conditions including the filing of a registration statement for the distributed shares of Grafiti with the U.S. Securities and Exchange Commission (the “SEC”) and the effectiveness of such registration statement. The Business Combination between Grafiti and Damon is also subject to conditions, including approval of the Business Combination by Damon securityholders, approval by the Supreme Court of British Columbia, the Plan of Arrangement for purposes of compliance with the exemption from registration provided by Section 3(a)(10) under the Securities Act of 1933, as amended, in connection with the issuance by Grafiti of the merger consideration to Damon securityholders, and approval by Nasdaq to list the shares of the combined company. No assurance can be provided as to the timing of the completion of the Spin-off and the Business Combination or that all conditions to the Spin-off or the Business Combination will be satisfied. Inpixon expects that there will be no public trading market for the shares of Grafiti until or unless the Business Combination is consummated. The shares of Grafiti distributed to Inpixon shareholders in the Spin-off, and issued to Damon securityholders in the Business Combination, will be subject to lock-up restrictions for 180 days after the closing of the Business Combination, with the following release schedule: 20% at the closing, 40% at 90 days following the closing, 40% at 180 days following the closing, subject to accelerated release from lock-up restrictions if, following closing, the public share price of Grafiti reaches a certain threshold.

Joseph Gunnar Bespoke Advisors acted as exclusive M&A advisor to Damon Motors, Inc.

About Damon Motors

Damon Motors is a global technology leader disrupting urban mobility, led by entrepreneurs and executives from world-class EV and technology companies. With its offices in San Rafael, California and headquartered in Vancouver, Canada, Damon is on a mission to cause a paradigm shift for safer, smarter motorcycling. Anchored by its proprietary electric powertrain, HyperDrive™, Damon has captured the attention of the motorcycling world by delivering 200 hp, a top speed of 200 mph, 200 miles of range, innovative design, and new safety features, including CoPilot™ and Shift™, which are attracting an entirely new generation of motorcycle riders. With strong consumer interest in the US and abroad, Damon aims to set a new standard for motorcycle safety and sustainability worldwide. For more information on how Damon technology is defining the new industry standard, please visit damon.com.

About Inpixon

Inpixon® (Nasdaq: INPX) is the innovator of Indoor Intelligence®, delivering actionable insights for people, places, and things. Combining the power of mapping, positioning, and analytics, Inpixon helps to create smarter, safer, and more secure environments. The company’s Indoor Intelligence and industrial real-time location system (RTLS) technology are leveraged by a multitude of industries to optimize operations, increase productivity, and enhance safety. Inpixon customers can take advantage of industry-leading location awareness, analytics, sensor fusion, IIoT and the IoT to create exceptional experiences and to do good with indoor data. For the latest insights, follow Inpixon on LinkedIn, and X, and visit inpixon.com.

Important Information About the Proposed Transaction and Where to Find It

In connection with the Spin-off, Grafiti will file with the SEC a registration statement, registering Grafiti common shares. Grafiti will also file a preliminary and final non-offering prospectus with the British Columbia Securities Commission relating to the Business Combination. This press release does not contain all the information that should be considered concerning the Spin-off and the Business Combination (the “Proposed Transaction”) and is not a substitute for any other documents that Inpixon or Grafiti may file with the SEC, or that Damon may send to stockholders in connection with the Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the Proposed Transaction. Damon’s stockholders and Inpixon’s stockholders and other interested persons are advised to read, when available, the registration statement of Grafiti together with its exhibits, as these materials will contain important information about Inpixon, Grafiti, Damon, the Proposed Transaction.

The registration statement and other documents to be filed by Grafiti with the SEC will also be available free of charge, at the SEC’s website at www.sec.gov, or by directing a request to: Grafiti Holding Inc., 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

Forward-Looking Statements Regarding the Proposed Transaction

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this press release, including statements regarding the benefits of the Proposed Damon Transaction, the anticipated timing of the completion of the Proposed Damon Transaction, the products under development by Damon and the markets in which it plans to operate, the advantages of Damon’s technology, Damon’s competitive landscape and positioning, and Damon’s growth plans and strategies, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by Inpixon and its management, and Damon and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s securities;
●	the risk that the public market valuation of the combined company following the consummation of the Business Combination may differ from the valuation range ascertained by the parties to the Business Combination and their respective financial advisors, and that the valuation to be ascertained by an independent financial advisor to Damon in connection with the Business Combination may differ from the valuation ascertained by Inpixon’s independent financial advisor;
●	the failure to satisfy the conditions to the consummation of the Proposed Transaction, including receiving the necessary approvals from the Damon securityholders and the Supreme Court of British Columbia with respect to the Plan of Arrangement;
●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Proposed Transaction;
●	the effect of the announcement or pendency of the Proposed Transaction on Inpixon, Grafiti and Damon’s business relationships, performance, and business generally;
●	risks that the Proposed Transaction disrupts current plans of Inpixon, Grafiti and Damon and potential difficulties in their employee retention as a result of the Proposed Transaction;
●	the outcome of any legal proceedings that may be instituted against Damon, Grafiti or Inpixon related to the Proposed Transaction;
●	failure to realize the anticipated benefits of the Proposed Transaction;
●	the inability to satisfy the initial listing criteria of Nasdaq or obtain Nasdaq approval of the initial listing of the combined company on Nasdaq;
●	the risk that the price of the securities of the combined company may be volatile due to a variety of factors, including changes in the highly competitive industries in which Grafiti and Damon operate, variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Grafiti and Damon’s operations, global supply chain disruptions and shortages, and macro-economic and social environments affecting Grafiti and Damon’s business and changes in the combined capital structure;
●	the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities;
●	the risk that Damon has a limited operating history, has not achieved sufficient sales and production capacity at a mass-production facility, and Damon and its current and future collaborators may be unable to successfully develop and market Damon’s motorcycles or solutions, or may experience significant delays in doing so;
●	the risk that the combined company may never achieve or sustain profitability;
●	the risk that Damon and the combined company may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;
●	the risk that the combined company experiences difficulties in managing its growth and expanding operations;
●	the risk that Damon’s $85 million of non-binding reservations are canceled, modified, delayed or not placed and that Damon must return the refundable deposits and such reservations are not converted to sales;
●	the risks relating to Damon’s ability to satisfy the conditions and deliver on the orders and reservations, its ability to maintain quality control of its motorcycles, and Damon’s dependence on third parties for supplying components and manufacturing the motorcycles;
●	the risk that other motorcycle manufacturers develop competitive electric motorcycles or other competitive motorcycles that adversely affect Damon’s market position;
●	the risk that Damon’s patent applications may not be approved or may take longer than expected, and Damon may incur substantial costs in enforcing and protecting its intellectual property;
●	the risk that Damon’s estimates of market demand may be inaccurate; and
●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inpixon’s Annual Report on Form 10-K for the year ended December, 31, 2022, which was filed with the SEC on April 17, 2023, and Quarterly Report on Form 10-Q for the quarterly period thereafter, as such factors may be updated from time to time in Inpixon’s filings with the SEC, and the registration statement to be filed by Grafiti in connection with the Spin-off. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Inpixon nor Damon gives any assurance that either Inpixon or Damon or the combined company will achieve its expected results. Neither Inpixon nor Damon undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Important Information About the Proposed XTI Transaction and Where to Find It

This press release, in part, relates to the previously announced proposed transaction between XTI Aircraft, Inc. (“XTI”) and Inpixon pursuant to the agreement and plan of merger, dated as of July 24, 2023, by and among Inpixon, Superfly Merger Sub Inc. and XTI (the “proposed XTI transaction”). Inpixon filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) on August 14, 2023, as amended by Amendment No. 1 on October 6, 2023, which included a preliminary prospectus and proxy statement of Inpixon in connection with the proposed XTI transaction, referred to as a proxy statement/prospectus. The registration statement on Form S-4 has not yet become effective. A proxy statement/prospectus will be delivered to all Inpixon stockholders as of the applicable record date established for voting on the transaction and to the stockholders of XTI. Inpixon also will file other documents regarding the proposed XTI transaction with the SEC.

Before making any voting decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus, any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed XTI transaction as they become available because they will contain important information about Inpixon, XTI and the proposed XTI transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Inpixon through the website maintained by the SEC at www.sec.gov.

The documents filed by Inpixon with the SEC also may be obtained free of charge at Inpixon’s website at www.inpixon.com or upon written request to: Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS COMMUNICATION, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements about the Proposed XTI Transaction

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this press release, including statements regarding the benefits of the proposed XTI transaction and the anticipated timing of the completion of the proposed XTI transaction, are forward-looking statements.

Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by Inpixon and its management, and XTI and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the risk that the proposed XTI transaction may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s securities;

●	the failure to satisfy the conditions to the consummation of the proposed XTI transaction, including the adoption of the merger agreement by the shareholders of Inpixon;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

●	the adjustments permitted under the merger agreement to the exchange ratio that could result in XTI shareholders or Inpixon shareholders owning less of the post-combination company than expected;

●	the effect of the announcement or pendency of the proposed XTI transaction on Inpixon’s and XTI’s business relationships, performance, and business generally;

●	the risks that the proposed XTI transaction disrupts current plans of Inpixon and XTI and potential difficulties in Inpixon’s and XTI’s employee retention because of the proposed XTI transaction;

●	the outcome of any legal proceedings that may be instituted against XTI or against Inpixon related to the merger agreement or the proposed XTI transaction;

●	failure to realize the anticipated benefits of the proposed XTI transaction;

●	the inability to meet and maintain the listing of Inpixon’s securities (or the securities of the post-combination company) on Nasdaq;

●	the risk that the price of Inpixon’s securities (or the securities of the post-combination company) may be volatile due to a variety of factors, including changes in the highly competitive industries in which Inpixon and XTI operate;

●	the inability to implement business plans, forecasts, and other expectations after the completion of the proposed XTI transaction, and identify and realize additional opportunities;

●	variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Inpixon and XTI’s operations, global supply chain disruptions and shortages;

●	national security tensions, and macro-economic and social environments affecting Inpixon and XTI’s business and changes in the combined capital structure;

●	the risk that XTI has a limited operating history, has not yet manufactured any non-prototype aircraft or delivered any aircraft to a customer, and XTI and its current and future collaborators may be unable to successfully develop and market XTI’s aircraft or solutions, or may experience significant delays in doing so;

●	the risk that XTI is subject to the uncertainties associated with the regulatory approvals of its aircraft including the certification by the Federal Aviation Administration, which is a lengthy and costly process;

●	the risk that the post-combination company may never achieve or sustain profitability;

●	the risk that XTI, Inpixon and the post-combination company may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;

●	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

●	the risk that XTI’s conditional pre-orders (which include conditional aircraft purchase agreements, non-binding reservations, and options) are canceled, modified, delayed or not placed and that XTI must return the refundable deposits;

●	the risks relating to long development and sales cycles, XTI’s ability to satisfy the conditions and deliver on the orders and reservations, its ability to maintain quality control of its aircraft, and XTI’s dependence on third parties for supplying components and potentially manufacturing the aircraft;

●	the risk that other aircraft manufacturers develop competitive VTOL aircraft or other competitive aircraft that adversely affect XTI’s market position;

●	the risk that XTI’s future patent applications may not be approved or may take longer than expected, and XTI may incur substantial costs in enforcing and protecting its intellectual property;

●	the risk that XTI’s estimates of market demand may be inaccurate;

●	the risk that XTI’s ability to sell its aircraft may be limited by circumstances beyond its control, such as a shortage of pilots and mechanics who meet the training standards, high maintenance frequencies and costs for the sold aircraft, and any accidents or incidents involving VTOL aircraft that may harm customer confidence; and

●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inpixon’s Annual Report on Form 10-K for the year ended December, 31, 2022, which was filed with the SEC on April 17, 2023 (the “2022 Form 10-K”), the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, filed on May 16, 2023, the Current Report on Form 8-K filed on July 25, 2023, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, filed on August 18, 2023, and in the section entitled “Risk Factors” in XTI’s periodic reports filed pursuant to Regulation A of the Securities Act including XTI’s Annual Report on Form 1-K for the year ended December 31, 2022, which was filed with the SEC on July 13, 2023 (the “2022 Form 1-K”), as such factors may be updated from time to time in Inpixon’s and XTI’s filings with the SEC, the registration statement on Form S-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Inpixon nor XTI gives any assurance that either Inpixon or XTI or the post-combination company will achieve its expected results. Neither Inpixon nor XTI undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

XTI and Inpixon and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Inpixon’s stockholders with the proposed XTI transaction and the other matters set forth in the registration statement. Information about Inpixon’s and XTI’s directors and executive officers is set forth in Inpixon’s filings and XTI’s filings with the SEC, including Inpixon’s 2022 Form 10-K and XTI’s 2022 Form 1-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the proposed XTI transaction may be obtained by reading the proxy statement/prospectus regarding the proposed XTI transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Inpixon Contacts

General inquiries:
Email: marketing@inpixon.com
Web: inpixon.com/contact-us

Investor relations:
Crescendo Communications for Inpixon
Tel: +1 212-671-1020
Email: INPX@crescendo-ir.com